Exhibit 10.3

December 3, 2025

Karen Miller Ryan
Consulting Agreement - Senior Advisor

This agreement describes the consulting agreement between Karen Miller Ryan and Janel Corporation exclusive of annual director appointment, annual committee chair appointment and any terms, conditions or compensations associated with director and director related appointments.

Duties
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Serves as Senior Advisor to the Life Sciences segment.

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Support Janel Life Sciences in setting strategic direction, marketing, new product develop, and other general management topics.

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Participate in monthly meetings with the leadership team and lead the yearly strategic prioritization meeting.

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Assist with evaluation and integration (as requested) of M&A Targets.

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Support the development of next-generation leadership.

Term
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One-year term, renewing automatically for an additional one-year term, unless cancelled by either party, in writing, and at least two (2) months prior to the renewal date.

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The start date of your service under this proposal will be December 3, 2025

Compensation
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For service as a Senior Advisor to the Life Sciences segment: $50,000/year, to be paid monthly.

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Reimbursement of reasonable travel and other expenses related to your service.

The consultancy agreement was originally signed July 3, 2024. This version was signed on December 3, 2025, enters into effect on December 3, 2025 and supersedes any prior versions.

[Signatures on following page]

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com

AGREED:

By:

/s/ Nathan C. Shandy	/s/ Karen Miller Ryan
Nathan C. Shandy	Karen Miller Ryan
Chief Financial Officer, Treasurer and Secretary

December 3, 2025	December 3, 2025
Date	Date

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

By:	/s/ Nathan Shandy
Name: Nathan C. Shandy
Title: Chief Financial Officer, Treasurer and Secretary

By:	/s/ Karen Miller Ryan
Name: Karen Miller Ryan
Senior Advisor

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com